UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Park Hotels & Resorts Inc.

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V32388-P05580 PARK HOTELS & RESORTS INC. 2024 Annual Meeting Vote by April 18, 2024 11:59 PM ET You invested in PARK HOTELS & RESORTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 19, 2024. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 5, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 19, 2024 8:00 AM ET *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. PARK HOTELS & RESORTS INC. 1775 TYSONS BLVD., 7TH FLOOR TYSONS, VA 22102 1775 Tysons Blvd. Tysons, Virginia 22102

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V32389-P05580 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1A Thomas J. Baltimore, Jr. For 1B Patricia M. Bedient For 1C Thomas D. Eckert For 1D Geoffrey M. Garrett For 1E Christie B. Kelly For 1F Sen. Joseph I. Lieberman For 1G Terri D. McClements For 1H Thomas A. Natelli For 1I Timothy J. Naughton For 1J Stephen I. Sadove For 2. To approve and adopt the Amendment to the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers. For 3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.